Exhibit 10.16(g)

Industry Canada	Industrie Canada

Industrial Technologies Office	Office des technologies industrielles

TPC PROJECT No. 720-481443 AMENDMENT NO. 7

INDUSTRIAL TECHNOLOGIES OFFICE

AMENDMENT AGREEMENT

This Amendment Agreement made

Between:	HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the Minister of Industry (hereinafter referred to as the “Minister”),

And:	MITEL NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as “Mitel”),

And:

MARCH NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as “March”),

Mitel and March are hereinafter collectively referred to as the “Proponents”.

Each of the Minister, Mitel and March are a “Party” to this Contribution Agreement (as defined below) and are collectively referred to as the “Parties”.

WHEREAS the Minister, March, Mitel and Mitel Knowledge Corporation entered into a Contribution Agreement dated the 10th day of October, 2002 under the Technology Partnerships Canada Program, which was subsequently amended on March 27, 2003, May 2, 2004, September 16, 2004, June 27, 2005, October 3, 2005 and October 31, 2006. The Contribution Agreement and these amendments are collectively referred to as the “Contribution Agreement”;

AND WHEREAS Mitel has not been able to meet its annual R&D spending commitments and has requested an amendment to its annual and seven-year post-Project Completion Date R&D spending commitments, as provided in the Contribution Agreement;

AND WHEREAS March has confirmed that it is not requesting an amendment to its annual and five-year post-Project Completion Date R&D spending commitments, as provided in the Contribution Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the consents, covenants and agreements herein set forth, and other good and valuable consideration the receipt of which is hereby acknowledged, the Parties hereto covenant and agree as follows:

1. Unless the context indicates otherwise, words and phrases capitalized but not otherwise defined herein shall have the same meaning as those same words and phrases set forth in the Contribution Agreement.

2. In Schedule 4 of the Contribution Agreement, Section B, entitled “Contractual Benefits to Canada”, is amended as follows:

DELETE subsection 3.2.3:

Mitel Networks has already spent $52,500,000 on R&D in its fiscal year 2005-06. Mitel Networks undertakes to spend a total of $314,000,000 of R&D spending over the next four to six years, starting from April 1, 2006, with a minimum R&D spending of $45,800,000 per year.

AND SUBSTITUTE WITH THE FOLLOWING:

3.2.3	Mitel has already spent $52,500,000 on R&D in its fiscal year 2005-06. Commencing as of and from April 1, 2006, Mitel undertakes:

(i)	to spend on R&D annually, in Canada the equivalent of at least 3.5% of Mitel’s annual corporate revenues; and

(ii)	to spend at least 50% of its annual corporate R&D expenditures in Canada,

until a total of $366,500,000 of R&D spending in Canada has been reached.

DELETE subsection 3.3.1:

Within one hundred and twenty (120) days of the fiscal year end of a Proponent, the Proponent shall report to the Minister the amount of its R&D spending for the previous 12-month period ending on March 31.

AND SUBSTITUTE WITH THE FOLLOWING:

3.3.1	Within one hundred and twenty (120) days of the fiscal year end of a Proponent, the Proponent shall report to the Minister the amount of its R&D spending for the previous 12-month period ending on April 30.

File no.: 720-481443

Amendment No. 7

ADD subsection 3.3.3:

Given that Mitel has filed its SR&ED claims in US$ since fiscal year 08-09, then commencing as of and from May 1, 2008, the value of R&D spent in Canadian dollars (CANS) must be calculated by using the Bank of Canada’s monthly average foreign exchange rate.

3. All provisions of the Contribution Agreement remain in full force and effect, except as modified by this Amendment Agreement.

4. This Amendment Agreement may be executed in as many counterparts as are necessary, and may be transmitted by facsimile or electronic transmission, and when executed by all parties hereto, such counterparts shall constitute one agreement.

5. This Amendment Agreement shall enure to the benefit of, and be binding upon, the Parties and their respective successors and assigns.

6. No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the parties hereto.

File no.: 720-481443

Amendment No. 7

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT OF CANADA,

as represented by the Minister of Industry

HER MAJESTY THE QUEEN IN RIGHT OF CANADA as represented by the Minister of Industry

Per:
Name: RICHARD GLANDON
Date: March 10, 2010	Title: DIRECTOR DPM

MITEL NETWORKS CORPORATION

Per:
Name: Gregory J. Hiscock
Date: March 10, 2010	Title: General Counsel: Corp. Secretary

I have authority to bind the Corporation.

MARCH NETWORKS CORPORATION

Per:
Name: Cheryl Beckett
Date: March 10, 2010	Title: EVP, Legal & Corp Secretary

I have authority to bind the Corporation

File no.: 720-481443

Amendment No. 7

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